SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2007

SIPP INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-225820	87-0810718
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

35181 Camino Capistrano, Dana Point, CA 92624

(Address of principal executive offices) (Zip Code)

(949) 481-2776

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 5 – Corporate Governance and Management

Item 5.02  Changes in Control of Registrant.

Attached hereto as Exhibits 17.1 and 17.2 is correspondence from Arthur de Joya and Mark DeBruin, respectively, indicating that they disagree with the reasons stated for their resignations in original Form 8-K that was filed by the registrant to announce their resignations.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

2*	Articles of Domestication filed April 19, 2007
3*	Restated and Amended Articles of Incorporation of Sipp Industries, Inc. dated August 10, 2007
17.1	Correspondence from Arthur de Joya pursuant to Item 5.02(3)(ii)
17.2	Correspondence from Mark DeBruin pursuant to Item 5.02(3)(ii)

*  Previously filed.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIPP INDUSTRIES, INC.
Date: August 13, 2008	/s/ Lee Danna
By: Lee Danna, Chief Executive Officer

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